                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                  AMENDMENT NO. 2 TO CURRENT REPORT ON FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  JULY 17, 1995
                        (Date of earliest event reported)


                               CAMBREX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            1-10633                                  22-2476135
    (Commission File Number)              (IRS Employer Identification No.)

                              ONE MEADOWLANDS PLAZA
                        EAST RUTHERFORD, NEW JERSEY 07073
               (Address of principal executive offices) (Zip Code)

                                 (201) 804-3000
              (Registrant's telephone number, including area code)

                                 AMENDMENT NO. 2

The undersigned registrant hereby amends the following portion of its Current Report on Form 8-K filed October 27, 1994, as amended on a Form 8-K/A filed on December 29, 1994 containing Amendment No. 1 to Current Report on Form 8-K, as set forth in the pages attached hereto:

                    Item 7. Financial Statements and Exhibits

Filed as part of this Amendment No. 2 are the historical interim condensed combined unaudited financial statements of the Nobel/Profarmaco Group for the period January 1, 1994 through September 30, 1994.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAMBREX CORPORATION
                                                (Registrant)

Dated:  July 17, 1995                        By:/s/ PETER E. THAUER
                                                -----------------------------
                                                Peter E. Thauer
                                                Vice President-Law and
                                                  Environment,
                                                General Counsel and Secretary

                            NOBEL/PROFARMACO GROUP
                      CONDENSED COMBINED BALANCE SHEET
                                 (UNAUDITED)
                                (IN THOUSANDS)


                                                               SEPTEMBER 30,
                                                                    1994
                                                               -------------
ASSETS
Current assets:
  Cash and cash equivalents...............................      $  5,464
  Trade and other receivables.............................        23,032
  Inventories.............................................        24,342
  Other current assets....................................         1,493
                                                                --------
          Total current assets............................        54,331

Property, plant and equipment, net........................        55,262
Intangible assets, net....................................           413
                                                                --------
          Total assets....................................      $110,006
                                                                ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued liabilities................      $ 20,120
  Income taxes payable....................................         3,018
  Short term borrowings and current portion of long
    term debt.............................................         2,062
                                                                --------
          Total current liabilities.......................        25,200
Long-term debt............................................         1,330
Other noncurrent liabilities..............................         7,849
                                                                --------
          Total liabilities...............................        34,379
Net investment in Nobel/Profarmaco Group..................        75,627
                                                                --------
          Total liabilities and net investment in Group...      $110,006
                                                                ========

  See accompanying notes to unaudited condensed combined financial statements.

                           NOBEL/PROFARMACO GROUP
                     CONDENSED COMBINED INCOME STATEMENT
                                 (UNAUDITED)
                                (IN THOUSANDS)

                                                            NINE MONTHS
                                                               ENDED
                                                        SEPTEMBER 30, 1994
                                                        ------------------
Net revenues ........................................        $82,532

Operating expenses:
  Cost of goods sold ................................         54,205
  Selling, general and administrative expenses ......         13,422
  Research and development ..........................          2,304
                                                             -------
    Total operating expenses ........................         69,931
                                                             -------
Operating profit ....................................         12,601

Other (income) expenses:
  Interest expense - net ............................            409
  Other - net .......................................           (233)
                                                             -------
Income before income taxes ..........................         12,425

Provision for income taxes ..........................          4,160
                                                             -------
Net income ..........................................        $ 8,265
                                                             =======

 See accompanying notes to unaudited condensed combined financial statements.

                             NOBEL/PROFARMACO GROUP
                  CONDENSED COMBINED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                                NINE MONTHS
                                                                   ENDED
                                                             SEPTEMBER 30, 1994
                                                             ------------------
Cash flows from operations:
  Net income ..............................................      $  8,265
  Depreciation and amortization ...........................         4,271
  Changes in assets and liabilities:
    Receivables ...........................................        (1,442)
    Inventories ...........................................         5,088
    Other current assets ..................................          (770)
    Accounts payable and accrued liabilities ..............         2,661
    Income taxes payable ..................................         3,498
    Other noncurrent assets and liabilities ...............           707
                                                                 --------
    Net cash provided from operations......................        22,279
                                                                 --------


Cash flows from investing activities:
  Capital expenditures ....................................       (13,608)
  Other ...................................................          (838)
                                                                 --------
    Net cash (used in) investing activities ...............       (14,445)
                                                                 --------

Cash flows from financing activities:
  Net activity with parent Company ........................        (1,131)
  Long-term debt activity (including current portion):
    Repayments ............................................        (9,237)
                                                                 --------
    Net cash (used in) financing activities ...............       (10,368)

  Effect of exchange rate changes on cash .................           725
                                                                 --------
  Net decrease in cash ....................................        (1,809)
  Cash at beginning of period .............................         7,273
                                                                 --------
    Cash at end of period .................................      $  5,464
                                                                 --------

  See accompanying notes to unaudited condensed combined financial statements.

                            NOBEL/PROFARMACO GROUP
               NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (UNAUDITED)
                                (IN THOUSANDS)


(1)     Basis of Presentation

        The combined financial statements of the Nobel/Profarmaco Group (hereafter referred to as the "Group") includes the accounts of Nobel Chemicals AB, Nobel Chemicals International AB, Profarmaco Nobel S.r.l., and three sales companies.

        The accompanying unaudited Condensed Combined Financial Statements have been prepared from the records of the Group. In the opinion of management, the financial statements include all adjustments, consisting of only normal recurring accruals, necessary for a fair presentation of financial position and results of operations in conformity with generally accepted accounting principles. These interim financial statements should be read in conjunction with the combined audited financial statements of the Nobel/Profarmaco Group for the year ended December 31, 1993.

(2)     Inventories

        Inventories are stated at the lower of cost, determined on a first-in, first-out basis, or market and include material, labor and overhead. Inventories at September 30, 1994 consist of the following:


        Finished goods  . . . . . . . .      $15,335
        Work in process . . . . . . . .        5,842
        Raw materials . . . . . . . . .        2,434
        Supplies  . . . . . . . . . . .          731
                                             -------
                                             $24,342
                                             =======


(3)     Debt

        All debt was satisfied by Akzo Nobel AB, the Group's parent, prior to the purchase of the Group by Cambrex in October 1994.

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